                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]                    [ ] Confidential, for Use of the
Filed by Party other than Registrant [ ]       Commission Only (as permitted by Rule
                                               14a-6(e)(2))
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-12

                             J.D. EDWARDS & COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check Appropriate Box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                              [J.D. Edwards Logo]

                 NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                           WEDNESDAY, MARCH 29, 2000
                                   10:00 A.M.

Dear J.D. Edwards Stockholder:

     On Wednesday, March 29, 2000, J.D. Edwards & Company will hold its 2000 Annual Meeting of Stockholders at its World Headquarters at One Technology Way, Denver, Colorado 80237. The meeting will begin at 10:00 a.m., local time.

     Only stockholders of record who owned shares of J.D. Edwards' common stock at the close of business on January 24, 2000 may vote at this meeting or any adjournments that may take place. The purposes of the meeting are to:

          1. Elect three Class III directors for a term of three years;

          2. Ratify the appointment of PricewaterhouseCoopers LLP as J.D. Edwards' independent accountants for the 2000 fiscal year; and

          3. Transact other business as may properly come before the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE TWO PROPOSALS DISCUSSED IN THIS PROXY STATEMENT.

     At the meeting we will also report on J.D. Edwards' 1999 business results and other matters of interest to stockholders.

     Your vote is important to us. Whether you plan to attend the meeting or not, please complete, date, sign, and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

     We look forward to seeing you at the meeting.

                                            By Order of the Board of Directors

                                           [RICHARD G. SNOW, JR.]
                                                   Richard G. Snow, Jr.
                                            Vice President, General Counsel and
                                                         Secretary
                                                     February 11, 2000

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Questions and Answers.......................................      1
Proposals...................................................      3
Information About Nominees and Other Directors..............      4
Board and Committee Meetings................................      6
Directors' Compensation.....................................      7
Beneficial Owners and Management's Ownership of J.D. Edwards
  Stock.....................................................      8
Executive Compensation Report...............................     10
Compensation Committee Interlocks and Insider
  Participation.............................................     12
Compensation of Executive Officers..........................     12
Certain Relationships and Related Transactions..............     14
Section 16(a) Beneficial Ownership Compliance...............     14
Stock Performance Graph.....................................     15
Other Matters...............................................     15

                                       (i)

                             QUESTIONS AND ANSWERS

Q.   WHAT MAY I VOTE ON?

A.   You may vote on the following two matters:
          - the election of the Class III nominees to serve on our Board of Directors
          - the approval of the appointment of the independent accountants for fiscal 2000

     See page 4 for more details.

Q.   HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A. The Board recommends a vote for each of the Class III nominees and for the appointment of PricewaterhouseCoopers LLP as J.D. Edwards' independent accountants for fiscal 2000.

Q.   WHO IS ENTITLED TO VOTE?

A. Stockholders of record as of the close of business on January 24, 2000, the Record Date, are entitled to vote at the Annual Meeting. As of the Record Date, 108,306,608 shares of J.D. Edwards' common stock were outstanding.

Q.   HOW MANY VOTES DO I HAVE?

A. You are entitled to one vote for each share of J.D. Edwards' common stock that you own as of the Record Date. The proxy card or cards indicate the number of shares of common stock that you own as of the Record Date.

Q.   HOW DO I VOTE?

A. Complete, sign, and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted "FOR" the two proposals.

Q.   WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?

A. The shares on your proxy card or cards represent all of your shares of J.D. Edwards' common stock that you owned on the Record Date. If you are an employee of J.D. Edwards, this also includes those shares in your J.D. Edwards Employee Stock Purchase Plan account and shares held in custody for your account by Fidelity Investment, as trustee for the J.D. Edwards & Company Retirement Savings Plan.

Q.   HOW DO I REVOKE MY PROXY?

A. You have the right to revoke your proxy at any time before the meeting by doing one of the following:
     - delivering a later dated proxy card to J.D. Edwards' Secretary
     - notifying J.D. Edwards' Secretary in writing before the meeting
     - voting in person at the meeting

     Any written notice or subsequent proxy should be delivered to J.D. Edwards & Company, One Technology Way, Denver, Colorado 80237, Attention:
     Secretary, or hand delivered to the Secretary of the Company before the vote is taken at the meeting.

Q.   WHO WILL COUNT THE VOTE?

A. Representatives of Harris Trust Company, our transfer agent, will count the votes and act as the inspector of election.

Q.   IS MY VOTE CONFIDENTIAL?

A. Proxy cards, ballots, and voting tabulations that identify individual stockholders are mailed or returned directly to Harris Trust Company and handled in a manner that protects your voting privacy. The transfer agent will not disclose your vote to management unless it is necessary to meet legal requirements. The transfer agent will, however, forward to management any written comments you make on the proxy card or elsewhere without disclosing your name unless it is necessary to meet legal requirements.

Q.   WHAT IS A QUORUM?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting are present at the meeting or represented by proxy.

Q.   WHAT IS THE REQUIRED VOTE TO TAKE ACTION ON THE TWO PROPOSALS?

A. The three Board nominees receiving the highest number of votes cast will be elected. The affirmative vote of a majority of votes cast is required to ratify the appointment of the independent accountants.

Q.   HOW ARE ABSTENTIONS AND BROKER NON-VOTES TREATED?

A. Abstaining votes and broker non-votes are counted as present for determining whether a quorum exists. Abstaining votes are deemed to be votes cast and are included in the tabulation of the voting results. Broker non-votes are not deemed to be votes cast and as a result, broker non-votes are not included in the tabulation of the voting results on the election of directors or the appointment of the independent accountants and do not count as votes against such matters. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner as to how to vote on that item.

Q.   HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A. Although we do not know of any business to be considered at the 2000 Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the meeting, your signed proxy card gives authority to Richard G. Snow, Jr., Vice President, General Counsel, and Secretary, to vote on these matters at his discretion.

Q    WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING DUE?

A All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to J.D. Edwards & Company, One Technology Way, Denver, Colorado 80237, Attention: Secretary by October 14, 2000. Shareholder proposals must comply with Rule 14a-8 of the Securities Exchange Act of 1934.

     Additionally, J.D. Edwards' advance notice bylaw provisions require that any shareholder proposal to be presented from the floor of the 2001 annual meeting must be submitted in writing to J.D. Edwards' Secretary, at the above address, not less than 60 days prior to the meeting. The advance notice must be accompanied by a brief description of the business to be brought before the meeting; the name and address of the shareholder; the class and number of shares held; and any material interest the shareholder has in the business. Proposals may be presented after our Board of Directors has determined that it is a proper matter for consideration under our bylaws. In addition to these procedures, a stockholder's notice with regard to nominations for the election of directors must contain specific information concerning the nominees.

Q.   WHO PAYS FOR THE PROXY SOLICITATION COSTS?

A J.D. Edwards will pay all the costs of soliciting proxies. In addition to mailing proxy solicitation material, J.D. Edwards' directors and employees may also solicit proxies in person, by telephone, or by other electronic means of communication. J.D. Edwards will ask banks, brokers, other institutions, nominees, and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. J.D. Edwards will reimburse them for expenses.

                                   PROPOSALS

1. ELECTION OF DIRECTORS

     There are three Class III nominees up for reelection this year. Detailed information on each nominee is provided on pages 4 to 5. One of the three Classes of directors is elected each year and directors serve for three-year terms.

     Three Class III directors are to be elected at this meeting for a three-year period ending in 2003. The Board of Directors has nominated Michael
J. Maples, C. Edward McVaney, and Trygve E. Myhren for reelection. If any of the nominees are unable or decline to serve as a director at the time of the meeting, the proxies will be voted for a nominee designated by the present Board to fill the vacancy. We are not aware that any nominee will be unable or will decline to serve as a director.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THREE NOMINEES.

2. APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS

     The Audit Committee has recommended, and the Board has approved, the appointment of PricewaterhouseCoopers LLP (PwC) as our independent accountants for fiscal 2000 subject to your approval. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Representatives of PwC will attend the Annual Meeting to answer appropriate questions. They may also make a statement.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR FISCAL 2000.

                 INFORMATION ABOUT NOMINEES AND OTHER DIRECTORS

     The Board of Directors consists of nine members divided into three classes, with members of each class holding office for staggered three-year terms. There are currently three Class I directors whose terms expire in 2001, three Class II directors whose terms expire in 2002, and three Class III directors whose terms expire at this Annual Meeting. Each director serves in office until his respective successor is duly elected and qualified or until his earlier death or resignation. Any additional directors added to the Board will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

NOMINEES FOR CLASS III DIRECTORS

MICHAEL J. MAPLES                           Director since January 1997
Age 57

     Michael J. Maples is currently retired and is operating a ranch. From April 1988 to July 1995, Mr. Maples held various management positions at Microsoft Corporation, most recently as Executive Vice President of the Worldwide Products Group. Prior to that, he served as a Director of Software Strategy for IBM. Mr. Maples holds a B.S. in electrical engineering from Oklahoma University and a M.B.A. from Oklahoma City University. He serves as a director of Lexmark International, Inc. and PSW Technologies.

C. EDWARD MCVANEY                           Director since March 1977
Age 59

     C. Edward McVaney is Chairman of the Board of Directors of the Company, which he co-founded. Mr. McVaney held the positions of President and Chief Executive Officer from the Company's inception in March 1977 to October 1998, except that Mr. McVaney did not act as President of the Company from September 1987 through September 1991. Mr. McVaney holds a B.S. in mechanical engineering from the University of Nebraska and a M.B.A. from Rutgers University.

TRYGVE E. MYHREN                            Director since January 1997
Age 63

     Trygve E. Myhren is currently President of Myhren Media, Inc., which invests in media, telecommunications, Internet, and consumer products companies. From November 1990 to March 1996, he served as President of The Providence Journal Company, a company that owned and managed newspapers, broadcast television stations, cable television systems, programming networks, and interactive and multimedia ventures. During this same time, he was also Chief Executive Officer of King Holdings, an owner and manager of broadcast and cable television properties. From 1981 to 1988, Mr. Myhren served as Chairman and Chief Executive Officer of American Television and Communications Corporation, a publicly traded subsidiary of Time, Inc. During 1986 and 1987, Mr. Myhren also served as Chairman of the National Cable Television Association. Mr. Myhren has a B.A. in political science and philosophy from Dartmouth College and a M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College. He serves on the boards of Peapod, Ltd., Advanced Marketing Services, Inc., Verio, Inc., and Founders Funds, Inc.

INCUMBENT CLASS I DIRECTORS

GERALD HARRISON                             Director since January 1997
Age 67

     Gerald Harrison has been engaged in private research and writing since 1984. From 1982 to 1984, he was President and Chief Executive Officer of Stearns-Roger World Corporation, an engineering and construction firm, and for 14 years prior to that, he served in various other positions. Mr. Harrison holds a LL.B. from the University of Colorado School of Law.

DELWIN D. HOCK                              Director since March 1997
Age 65

     Delwin D. Hock has been self-employed as a business consultant and private investor since July 1997. He retired from his positions as Chief Executive Officer of Public Service Company of Colorado, a utility services company, in January 1996 and as Chairman of the Board of Directors in July 1997. From September 1962 to January 1996, Mr. Hock held various management positions with the Public Service Company including President and Chief Operating Officer, President and Chief Executive Officer, and Chairman, President and Chief Executive Officer. Mr. Hock received his B.S. in accounting from the University of Colorado. He serves as a director of American Century Investors, Rocky Mountain Internet, and Hathaway Corporation.

DOUGLAS S. MASSINGILL                       Director since November 1998
Age 42

     Douglas S. Massingill has been President and Chief Executive Officer since November 1998. From March 1997 to October 1998, he was Executive Vice President and Chief Operating Officer. From February 1994 to March 1997, he was Executive Vice President of Worldwide Operations, and from January 1993 to March 1994, Mr. Massingill was Vice President and General Manager of the South Area. He joined the Company in June 1990 as Account Executive for the large Accounts Program. Mr. Massingill holds a B.A. in accounting from Shorter College and a M.B.A. from Georgia Southern University.

INCUMBENT CLASS II DIRECTORS

RICHARD E. ALLEN                            Director since September 1991
Age 42

     Richard E. Allen has been Senior Vice President, Finance and Administration since November 1997 and Chief Financial Officer, Treasurer, and Assistant Secretary since January 1990. From January 1990 through October 1997, he was Vice President, Finance and Administration. From August 1985 to September 1994, Mr. Allen served as Controller of the Company and as Secretary from March 1986 to January 1990. Mr. Allen holds a B.S. in business administration from Colorado State University.

HARRY T. LEWIS, JR.                         Director since March 1995
Age 67

     Harry T. Lewis, Jr. has been self-employed as a private investor and financial consultant since April 1988. From January 1981 to March 1988, he was Senior Vice President for Dain Bosworth Incorporated, an investment banking firm. Prior to that, Mr. Lewis was a partner with Boettcher & Company, an investment banking firm. Mr. Lewis has an A.B. from Dartmouth College and a M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College. He serves as a director of The Berger Mutual Funds.

ROBERT C. NEWMAN                            Director since August 1978
Age 56

     Robert C. Newman is one of the co-founders of the Company. He is currently a professor at the University of Denver and manages private investments through his firm Greenwood Gulch Ventures LLC. From August 1978 until June 1997, he served in a number of management roles with the Company, including Vice President of Complementary Technologies and Managing Director of J.D. Edwards & Company, Ltd. (U.K.). Dr. Newman holds a B.S. in industrial engineering from the University of California, Berkeley, a M.B.A. from the University of California, Los Angeles, and a Ph.D. in management from Golden Gate University.

                          BOARD AND COMMITTEE MEETINGS

     The Board of Directors met 4 times during fiscal 1999. Overall attendance at the Board and committee meetings was 97%. Attendance was at least 80% for each director.

     The Board of Directors has an Audit, Compensation, Finance, and Governance and Nominating Committee.

     The Audit Committee reviews and reports to the Board on the quality and performance of both the internal and external accountants and auditors, the reliability of financial information, and the adequacy of financial controls and policies. The committee also initiates and approves changes in any of these areas when necessary.

     The Compensation Committee reviews and reports to the Board on compensation and personnel policies and plans, including management development and succession plans, employee compensation and benefits, and administration of stock plans.

     The Finance Committee reviews and reports to the Board on J.D. Edwards' capital structure, capital expenditures, financing arrangements, risk management, and long range financial planning.

     The Governance and Nominating Committee acts on behalf of the Board in between Board meetings and periodically considers potential candidates to be nominated to the Board. The committee then reports any actions taken at the next regular Board meeting. Actions of the committee are generally limited to handling legal formalities and technicalities concerning administrative operations.

     The following table sets forth the members of each committee and the number of meetings held in fiscal 1999:

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                                                       GOVERNANCE AND
                    NAME                        AUDIT     COMPENSATION     FINANCE       NOMINATING
------------------------------------------------------------------------------------------------------
 Richard E. Allen                                                             X              X
------------------------------------------------------------------------------------------------------
 Gerald Harrison                                  X                                          X
------------------------------------------------------------------------------------------------------
 Delwin D. Hock                                   X                                          X
------------------------------------------------------------------------------------------------------
 Harry T. Lewis, Jr.                              X                           X
------------------------------------------------------------------------------------------------------
 Michael J. Maples                                             X
------------------------------------------------------------------------------------------------------
 Douglas S. Massingill                                                        X
------------------------------------------------------------------------------------------------------
 C. Edward McVaney
------------------------------------------------------------------------------------------------------
 Trygve E. Myhren                                              X              X
------------------------------------------------------------------------------------------------------
 Robert C. Newman                                                             X              X
------------------------------------------------------------------------------------------------------
 NUMBER OF MEETINGS IN FISCAL 1999                4            5              6              1
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                            DIRECTORS' COMPENSATION

     J.D. Edwards compensates each of its directors who are not employees of J.D. Edwards or its subsidiaries as follows:

        - $15,000 per year as an annual retainer
        - $1,000 for each Board meeting attended
        - $1,000 for each committee meeting attended (directors do not receive a fee for a committee meeting attended that is held in conjunction with a Board meeting)

     Additionally, non-employee directors may elect to receive stock options, instead of the cash amounts described above, to purchase shares of J.D. Edwards' common stock having a fair market value of the cash compensation they otherwise would have received. Only one non-employee director in fiscal 1999 elected to receive stock options as compensation. Non-employee directors are also reimbursed for expenses incurred in attending meetings. J.D. Edwards does not compensate directors who are employees of J.D. Edwards or its subsidiaries.

     J.D. Edwards also grants non-employee directors non-qualified stock options to purchase 35,000 shares of J.D. Edwards common stock at the annual meeting at which the director is first elected to the Board and non-qualified stock options to purchase 7,000 shares of J.D. Edwards common stock each successive year they remain a director. These shares vest 25% on the first anniversary date of the grant and 1/48th each month thereafter. The exercise price for all options granted to non-employee directors is equal to the market price of the common stock on the date of grant. Non-employee directors are also eligible to receive discretionary grants under the J.D. Edwards 1997 Equity Incentive Plan. No discretionary grants were made during fiscal 1999.

       BENEFICIAL OWNERS AND MANAGEMENT'S OWNERSHIP OF J.D. EDWARDS STOCK

     The following table shows, as of January 24, 2000, how many shares of J.D. Edwards common stock is owned by (1) each person or entity known to beneficially own more than 5% of the outstanding shares; (2) each of the officers named in the Summary Compensation Table; (3) each director; and (4) all directors and executive officers as a group. Each stockholder listed can be reached at J.D. Edwards' principal offices, unless otherwise noted.

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                                             NO. OF SHARES OF
                                                                                RETIREMENT
                                                             OPTIONS           SAVINGS PLAN
                                                           EXERCISABLE            STOCK             PERCENT
                                  SHARES BENEFICIALLY     WITHIN 60 DAYS       BENEFICIALLY       BENEFICIALLY
NAME                                   OWNED(1)               (1)(2)              OWNED              OWNED
---------------------------------------------------------------------------------------------------------------
 Richard E. Allen(3)                     320,115              384,704             42,942             *
---------------------------------------------------------------------------------------------------------------
 David E. Girard                          73,602              341,512              7,541             *
---------------------------------------------------------------------------------------------------------------
 Gerald Harrison                          11,540               26,832                                *
---------------------------------------------------------------------------------------------------------------
 Delwin D. Hock                           15,240               26,832                                *
---------------------------------------------------------------------------------------------------------------
 Harry T. Lewis, Jr.                      20,000               49,232                                *
---------------------------------------------------------------------------------------------------------------
 Michael J. Maples                        15,240               27,344                                *
---------------------------------------------------------------------------------------------------------------
 Douglas S. Massingill                   155,680              530,862             19,229             *
---------------------------------------------------------------------------------------------------------------
 C. Edward McVaney(4)                  5,729,751                                  66,967              5.4%
---------------------------------------------------------------------------------------------------------------
 Trygve E. Myhren                         20,040               26,832                                *
---------------------------------------------------------------------------------------------------------------
 Robert C. Newman(5)                   8,487,830                                  60,703              7.9%
---------------------------------------------------------------------------------------------------------------
 Michael A. Schmitt                      192,842              136,031             12,007             *
---------------------------------------------------------------------------------------------------------------
 Daniel B. Snyder                        159,646              337,711             12,428             *
---------------------------------------------------------------------------------------------------------------
 J.D. Edwards & Company
   Retirement Savings Plan             6,922,692                                                      6.4%
---------------------------------------------------------------------------------------------------------------
 Kylee A. Fernalld(6)                 12,097,651                                                     11.2%
---------------------------------------------------------------------------------------------------------------
 Kevin E. McVaney(6)                  12,087,653                                                     11.2%
---------------------------------------------------------------------------------------------------------------
 Jack L. Thompson                      9,204,520                                                      8.5%
---------------------------------------------------------------------------------------------------------------
 All directors and executive
   officers as a group (19
   persons including those
   named above)                       15,466,882            2,735,343            314,250             16.7%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

---------------

 *  Less than 1% of the Company's common stock

(1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 and the information is not necessarily indicative of beneficial ownership for any other purpose. Under this rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares which the individual has the right to acquire within 60 days of January 24, 2000 through the exercise of any stock option or other right.

    Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power or shares voting power with his or her spouse with respect to the shares shown as beneficially owned.

(2) The amounts shown in this column represent shares of J.D. Edwards common stock that each person has the right to acquire as a result of the exercise of stock options within 60 days after January 24, 2000.

(3) Includes 277,381 shares held by the Allen Family Trust, 23,869 shares held by the Allen Family charitable Lead Trust, 1,791 shares held by the Allen Family Foundation, and 14,000 shares held of record by Mr. Allen's children.

(4) Includes 4,715,417 shares held by the C. Edward McVaney Trust and 1,014,334 shares held of record by Mr. McVaney's wife in the Carole Louise McVaney Trust.

(5) Includes 5,135,000 shares held by Newkop Investments L.L.P., a company affiliated with Mr. Newman.

(6) As reflected on Ms. Fernalld and Mr. McVaney's Form 4 filings for December 1999.

                         EXECUTIVE COMPENSATION REPORT

     The Compensation Committee of the Board has responsibility to review and report to the Board on compensation and personnel policies, programs and plans, including management development and succession plans, employee compensation and benefits, and administration of stock plans. The purpose of this report is to summarize the principles, specific program objectives, and other factors considered by the Committee in reaching its determinations regarding executive compensation.

EXECUTIVE COMPENSATION POLICIES

     The objectives of the Company's executive compensation program are to:

          - Attract, retain, and motivate highly qualified executive talent
          - Reward executives based on the Company's performance
          - Align the compensation and interests of executive officers with the long-term interests of the Company's stockholders

     The Company's executive compensation program consists of base salary, cash bonuses, long-term incentives in the form of stock options, and the benefit programs generally available to all full-time employees of the Company.

     The Compensation Committee reviews the base salaries of the Company's executive officers annually. The Committee considers individual performance and experience, relative scope of responsibility, Company performance, as well as the base salaries paid to executives in the competitive marketplace in its recommendation of base salary adjustments.

     The Company's incentive compensation plan bonus awards in fiscal 1999 were based on the following measures of the Company's performance:

          - Customer satisfaction
          - Achievement of corporate profit
          - Achievement of license revenue

     The Company establishes target levels of performance for the above measures under its annual business plans. Using the Company's annual business plan, the Company funded a total bonus opportunity cash pool based upon the Company's percentage performance against the annual business plan's target levels for the above measures. Then, an individual performance "management factor" of 0 to 2.0 times each individual's bonus opportunity, based upon achievement of the above Company performance measures, was applied to calculate the actual bonus award for the year for each eligible employee. The management factor for each eligible employee was subjectively determined on the basis of an assessment of the individual's performance against qualitative performance factors, the financial performance of the specific business unit for which results the executive is responsible, or a combination of both. The management factor for the executive officers was determined by Douglas Massingill, the Company's Chief Executive Officer, except for his own management factor and bonus, which was determined by the Compensation Committee. Additionally in 1999, the Compensation Committee authorized a special bonus pool to encourage retention of certain key employees. Based upon executive management's recommendations, the special bonus pool was allocated to employees who were believed to be critical to the long-term success of the Company and who, in the current highly competitive market place, could be attracted to leave the Company for higher compensation and equity opportunities.

     Ownership of the Company's common stock is a key and fundamental element of executive compensation. Executive officers, as well as other employees of the Company, are eligible to receive grants under the J.D. Edwards 1997 Equity Incentive Plan. This plan permits the Board or the Compensation Committee to grant stock options to officers and employees on terms the Board or the Committee may determine. Options granted have a term of 8 years and vest 25% at the end of the first year and 1/48th each month thereafter until fully vested four years from the date of grant. Options to purchase a total of 5,975,428 shares were granted to employees in fiscal 1999.

     The Company's 1997 Employee Stock Purchase Plans for U.S. and Non-U.S. Employees permit employees to acquire common stock of the Company through payroll deductions and promote broad-based equity participation throughout the Company. The Committee believes that the Company's stock plans align the interests of employees with the long-term interests of stockholders.

     The Company maintains the J.D. Edwards & Company Retirement Savings Plan to provide retirement benefits to its employees. The 401(k) portion of the Retirement Savings Plan provides benefits through tax deferred salary deductions for its U.S. employees who meet certain eligibility requirements. The Company generally matches 50% of an employee's eligible contributions up to a maximum match of 3% of eligible compensation. This match is discretionary. The discretionary contribution portion of the Retirement Savings Plan is designed to invest primarily in the Company's common stock for the benefit of the Company's U.S. employees. Company contributions are determined by the Board, are discretionary, and, if made, may be in the form of cash or the Company's common stock. The Company may continue to make contributions of Company common stock or cash to the discretionary contribution portion of the Retirement Savings Plan.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR FISCAL 1999

     Douglas S. Massingill is President and Chief Executive Officer of the Company, a position he was promoted to in November 1998. During fiscal 1999, Mr. Massingill earned a base salary of $438,667 and cash incentives of $240,000. Cash incentives approximated 54.7% of his base salary. His base salary increase of 22% and his bonus took into consideration his promotion, as well as the performance factors described above. Mr. Massingill received 200,000 options during fiscal 1999.

     Respectfully submitted by the members of the Compensation Committee of the Board of Directors:

                                            Michael J. Maples
                                            Trygve E. Myhren

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee was formed to review and report to the Board on compensation and personnel policies, programs and plans, including management development and succession plans, employee compensation and benefits, and administration of stock plans. The Committee is currently composed of Mr. Myhren and Mr. Maples. No interlocking relationship exists between any member of the Company's Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning total compensation received by the Chief Executive Officer and each of the four most highly compensated executive officers who served in those capacities during fiscal 1999, the Named Executive Officers, for services rendered to J.D. Edwards during the last three fiscal years.

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                               ANNUAL COMPENSATION          AWARDS
                                                             -----------------------------------------
                                                                                          SECURITIES
                                                                                          UNDERLYING
           NAME AND PRINCIPAL POSITION               YEAR     BASE SALARY     BONUS        OPTIONS
------------------------------------------------------------------------------------------------------
 Douglas S. Massingill............................   1999      $438,667      $240,000      200,000
  President and Chief Executive Officer              1998       328,125       133,088           --
                                                     1997       277,875       276,209       42,000
------------------------------------------------------------------------------------------------------
 David E. Girard..................................   1999      $327,092      $200,000      120,000
  Executive Vice President and                       1998       236,708       118,562       33,000
  Chief Operating Officer                            1997       190,042       306,000       42,000
------------------------------------------------------------------------------------------------------
 Richard E. Allen.................................   1999      $277,088      $ 60,000       45,000
  Senior Vice President and                          1998       245,000        74,529       10,000
  Chief Financial Officer                            1997       205,833       271,436       28,000
------------------------------------------------------------------------------------------------------
 Daniel B. Snyder.................................   1999      $248,558      $155,774       45,000
  Senior Vice President                              1998       236,708       120,012       10,000
                                                     1997       172,792       342,262       42,000
------------------------------------------------------------------------------------------------------
 Michael A. Schmitt...............................   1999      $232,000      $ 65,796       40,000
  Senior Vice President                              1998       216,667       115,000       33,000
                                                     1997       164,667       162,690       28,000
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

OPTION GRANTS IN THE LAST FISCAL YEAR

     The following table sets forth, as to the Named Executive Officers, information concerning stock options granted during the 1999 fiscal year.

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                                                        POTENTIAL REALIZABLE VALUE AT
                                                                                           ASSUMED ANNUAL RATES OF
                                                                                         STOCK PRICE APPRECIATION FOR
                                               INDIVIDUAL GRANTS                                OPTION TERM(4)
                          --------------------------------------------------------------------------------------------
                             NO. OF        PERCENT OF
                           SECURITIES     TOTAL OPTIONS
                           UNDERLYING      GRANTED TO       EXERCISE
                            OPTIONS       EMPLOYEES IN      PRICE PER     EXPIRATION
          NAME             GRANTED(1)    FISCAL YEAR(2)       SHARE        DATE(3)           5%              10%
----------------------------------------------------------------------------------------------------------------------
 Douglas S.
  Massingill............    200,000           3.35%          $24.25        12.14.06      $2,315,659      $ 5,546,406
----------------------------------------------------------------------------------------------------------------------
 David E. Girard........    120,000           2.01%           24.25        12.14.06       1,389,395        3,327,843
----------------------------------------------------------------------------------------------------------------------
 Richard E. Allen.......     45,000           0.75%           24.25        12.14.06         521,023        1,247,941
----------------------------------------------------------------------------------------------------------------------
 Daniel B. Snyder.......     45,000           0.75%           24.25        12.14.06         521,023        1,247,941
----------------------------------------------------------------------------------------------------------------------
 Michael A. Schmitt.....     40,000           0.67%           24.25        12.14.06         463,132        1,109,281
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

---------------

(1) The options in this table are nonqualified stock options granted under the J.D. Edwards 1997 Equity Incentive Plan and have exercise prices equal to the fair market value of the Company's common stock on the date of grant. All options have 8-year terms and vest 25% on the first anniversary date of the grant and 1/48th each month thereafter.

(2) The Company granted options to purchase 5,975,428 shares of common stock to employees in fiscal 1999.

(3) The options in this table may terminate before their expiration as a result of the termination of the optionee's status as an employee or upon the optionee's disability or death.

(4) Under rules promulgated by the SEC, the amounts in these two columns represent the hypothetical gain or option spread that would exist for the options in this table based on an assumed stock price appreciation from the date of grant until the end of the options' eight-year term at assumed annual rates of 5% and 10%. The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. There can be no assurance that the actual stock price appreciation over the 8-year option term will be at the assumed 5% and 10% annual rates of compounded stock appreciation or at any other defined rate.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth, as to the Named Executive Officers, certain stock option information concerning the number of shares subject to both exercisable and unexercisable stock options and the value of the options as of October 31, 1999.

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                          SHARES                        UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                         ACQUIRED        VALUE        OPTIONS AT FISCAL YEAR END         AT FISCAL YEAR END ($)(1)
        NAME            ON EXERCISE     REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------
 Douglas S.
  Massingill               98,790      $1,894,800      424,962          282,600        $8,608,841       $1,384,490
---------------------------------------------------------------------------------------------------------------------
 David E. Girard           73,000         896,185      295,548          223,225         5,600,929        1,384,490
---------------------------------------------------------------------------------------------------------------------
 Richard E. Allen          48,680         666,245      354,000          125,451         7,068,670        1,273,414
---------------------------------------------------------------------------------------------------------------------
 Daniel B. Snyder          56,680       1,025,645      279,207          133,851         5,437,263        1,384,490
---------------------------------------------------------------------------------------------------------------------
 Michael A. Schmitt        85,010       1,293,302      154,495          134,825         2,653,379        1,273,414
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------

(1) Based on the fair market value of the Company's common stock at fiscal year end less the exercise price payable for the shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company did not enter into any transactions nor did any business relationships exist during the last fiscal year that require disclosure under this section. Any future transactions between the Company and any director or executive officer will be subject to approval by a majority of the disinterested members of the Board.

                 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and holders of more than 10% of the common stock of the Company to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of J.D. Edwards. Except as described below, based solely upon a review of reports submitted, and representations made to J.D. Edwards, we believe that during fiscal 1999, our executive officers, directors and 10% stockholders complied with all applicable Section 16(a) filing requirements except for Messrs. Richard E. Allen, Paul E. Covelo, Michael J. Maples, Richard G. Snow, Jr., Daniel B. Snyder, and Ms. Pamela L. Saxton.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total return to stockholders on J.D. Edwards' common stock with the cumulative total return of the S&P 500 Index and the Morgan Stanley Technology Index. The graph assumes that $100 was invested on September 23, 1997 (the day of the Company's initial public offering) in J.D. Edwards' common stock, the S&P 500 Index, and the Morgan Stanley Technology Index, including reinvestment of dividends. No dividends have been declared or paid on J.D. Edwards' common stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                              [Performance Graph]

                                                       JD EDWARDS                  MS HI-TECH                    S&P 500
                                                       ----------                  ----------                    -------
7/30/97
10/31/97                                                102.4480                     87.3931                     96.7627
1/30/98                                                  99.5292                     89.9007                    103.7090
4/30/98                                                 107.3450                    110.9510                    117.6180
7/31/98                                                 113.5590                    117.4960                    120.9190
10/30/98                                                 98.6817                    120.5570                    116.2340
1/29/99                                                  61.2053                    198.2780                    135.3800
4/30/99                                                  40.4896                    196.8600                    141.2560
7/30/99                                                  45.5744                    216.8490                    140.5730
10/29/99                                                 72.1281                    251.2190                    144.1920
1/21/00                                                 119.3970                    360.8700                    152.4890
1/31/00

                                 OTHER MATTERS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than what has been described above. If any other matters are properly presented at the Annual Meeting, it is the intention of the person named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on these matters.

                                            THE BOARD OF DIRECTORS

Denver, Colorado
February 11, 2000

                             J.D. EDWARDS & COMPANY
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

                                                              WITHHOLD
                                                              AUTHORITY
                                               FOR all       to vote for      FOR all nominees, except
                                               nominees      all nominees     vote withheld for those named below:
1. Election of Class III Directors               [ ]             [ ]               [ ]
   Nominees: 01 Michael J. Maples, 02 C.
   Edward McVaney, and 03 Trygve E. Myhren
                                                                             ------------------------------
                                                                                    Nominee Exceptions

2. Ratification of the appointment of
   PricewaterhouseCoopers LLP as independent     FOR           AGAINST           ABSTAIN
   accountants of the Company for the year       [ ]             [ ]               [ ]
   ending October 31, 2000.


                                          Please sign exactly as your name
                                          appears hereon. When shares are
                                          registered in the names of two or more
                                          persons, whether as joint tenants, as
                                          community property, or otherwise, both
                                          or all of such persons should sign.
                                          When signing as attorney, executor,
                                          administrator, trustee, guardian, or
                                          another fiduciary capacity, please
                                          give full title as such. If a
                                          corporation, please sign in full
                                          corporate name by president or other
                                          authorized person. If a partnership,
                                          please sign in partnership name by
                                          authorized person.

                                          --------------------------------------
                                          Signature                      Date


                                          --------------------------------------
                                          Signature                      Date


--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *

           PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
                          USING THE ENCLOSED ENVELOPE.